UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 2, 2021

GOOD HEMP, INC.
(Exact name of registrant as specified in its charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-54509	45-2578051
(Commission File Number)	(IRS Employer Identification No.)

20311 Chartwell Ctr. Dr., Ste. 1469, Cornelius, NC	28031
(Address of Principal Executive Offices)	(Zip Code)

1-800-947-9197

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐     Soliciting material pursuant to Rule14a-12 under the Exchange Act (17CFR240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b)

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§204.12b-2 of this chapter.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On April 2, 2021, Good Hemp, Inc., a Nevada corporation (the “Company”), entered into an Employment Agreement (the “Employment Agreement”) with Kenneth Morgan pursuant to which Mr. Morgan will be (i) employed as the President of the Company’s Diamond Creek Water division, (ii) paid an annual base salary of $50,000, (iii) issued 20,000 shares of the Company’s common stock at the conclusion of each year of employment, (iv) eligible to receive annual bonuses in the discretion of the Company’s Board of Directors, (v) paid or reimbursed for reasonable business expenses, and (vi) issued cashless warrants (the “Warrants”) to purchase 1,000,000 shares of Company common stock. The Employment Agreement has an initial three-year term and is terminable with or without cause, and if terminated without cause, the Company will generally pay Mr. Morgan a severance payment equal to six months of Mr. Morgan’s then-current base salary subject to certain conditions. Effective April 2, 2021, to effect the issuance of the Warrants to Mr. Morgan pursuant to the Employment Agreement, the Company issued Mr. Morgan a Common Stock Warrant (the “Warrant”) to purchase 1,000,000 shares of Company common stock at an exercise price of $0.001 per share and with an exercise term through December 31, 2021.

The foregoing description of the Employment Agreement and Warrant, which do not purport to be complete, are qualified in their entirety by reference to the Employment Agreement and Warrant, which are attached as Exhibits 10.1 and 10.2 hereto, and incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

The information provided above in Item 1.01 herein is incorporated by reference into this Item 3.02. The Warrant was issued to Mr. Morgan in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506(b) promulgated thereunder, as there was no general solicitation, and the transaction did not involve a public offering.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Employment Agreement, entered into by and between Good Hemp, Inc. and Kenneth Morgan, dated April 1, 2021
10.2	Common Stock Warrant, issued to Kenneth Morgan, dated April 1, 2021

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOOD HEMP, INC.

Dated: April 7, 2021	By:	/s/ William Alessi
William Alessi
Chief Executive Officer

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